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                                                                   EXHIBIT 10.71

                     [EDUCATIONAL MEDICAL, INC. LETTERHEAD]

                                              May 20, 1998
The Linwood W. Galeucia Trust of 1997
c/o Linwood W. Galeucia
Hesser College
3 Sundial Avenue
Manchester, NH 03103

Richard D. Galeucia
c/o Hesser College
3 Sundial Avenue
Manchester, NH 03103

     RE: TERMS OF THE DEFERMENT OF PAYMENT OF A PORTION OF THE EXCESS PAYMENT

Gentlemen:

     The purpose of this letter is to confirm the terms of the deferment of payment of a certain portion of the Excess Payment (the "Deferral") which, as you know, New Hampshire Acquisition Corp. and/or Educational Medical, Inc. (collectively, the "Makers") are required to pay to The Linwood W. Galeucia Trust of 1997 and Richard D. Galeucia (collectively, the "Shareholders") pursuant to Section 6(f) of the Stock Purchase Agreement, dated as of March 13, 1998 among Educational Medical, Inc., New Hampshire Acquisition Corp., Hesser, Inc., Hardwood Properties Limited Partnership and the Shareholders (the "Agreement"). Unless otherwise defined herein, all capitalized terms used in this Letter Agreement shall have the same meaning as set forth in the Agreement.

     The Shareholders hereby agree to defer payment of a portion of the Excess Payment in an amount equal to Two Hundred Fifty Thousand Dollars ($250,000) (the "Deferred Payment") until April 1, 1999. The Deferred Payment shall be evidenced by, and governed in accordance with the terms of, a Non-Negotiable Promissory Note of the Makers in favor of the Shareholders, the form of which is attached hereto as Exhibit "A" and made a part hereof by reference. Notwithstanding anything contained herein to the contrary, the remainder of the Excess Payment shall remain due and payable in accordance with the terms set forth in the Agreement.

     In the event that this letter agreement accurately reflects your understanding of the terms of the Deferral, please execute this letter in the appropriate spaces provided below.


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                                            Sincerely yours,

                                            NEW HAMPSHIRE ACQUISITION
                                            CORP.

                                            By:   /s/ Vince Pisano
                                               ---------------------------------
                                                  Authorized Signatory


                                            EDUCATIONAL MEDICAL, INC.


                                            By:   /s/ Vince Pisano
                                               ---------------------------------
                                                  Authorized Signatory


Agreed to and accepted this 21st
day of May 1998.


THE LINWOOD W. GALEUCIA
TRUST OF 1997


By:   /s/ Linwood W. Galeucia
   -------------------------------
      Linwood W. Galeucia, Trustee


By:   /s/ Richard D. Galeucia
   -------------------------------
      Richard D. Galeucia



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                                   EXHIBIT "A"

                         NON-NEGOTIABLE PROMISSORY NOTE


U.S. $250,000                                                       May 21, 1998

     FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker" and collectively called the "Makers") hereby unconditionally promises to pay to the order of THE LINWOOD W. GALEUCIA TRUST OF 1997 and RICHARD D. GALEUCIA, (collectively hereinafter referred to as "Seller"), or permitted assigns ("Holder") at 3 Sundial Ave., Manchester, N.H., 03103, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Two Hundred Fifty Thousand and 00/100 Dollars (U.S. $250,000) in lawful currency of the United States along with interest computed at the rate of 7.5% per annum based on the actual number of days and amount of principal outstanding.

     This Note evidences obligations of the Makers to the Holder provided for in
Section 6(f) of the Stock Purchase Agreement among Educational Medical, Inc., New Hampshire Acquisition Corp., Hesser, Inc., and Seller dated March 13, 1998, and providing for the purchase by New Hampshire Acquisition Corp. of all of the outstanding and issued Capital Stock of Hesser, Inc. and the Property (the "Agreement"). This Promissory Note represents a portion of the Excess Payment which the Seller has agreed to defer in accordance with the terms more particularly set forth in the letter agreement of even date herewith between the Makers and Seller and this Note. Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Agreement.

     This Note shall be paid in full on April 1, 1999 (the "Maturity Date"). Time is of the essence(VP).

     Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Note or any combination of the foregoing that may be made or granted by Holder.

     Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Note against Maker, or for the protection of its rights under this Note, or any instrument relating to property securing the Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder


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whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

     This Note shall be interpreted, construed, governed and enforced in accordance with the laws of the State of New Hampshire, and any suit, action or proceeding arising out of or relating to this Note shall be commenced and maintained in the court of appropriate jurisdiction in Hillsborough County, New Hampshire or the appropriate United States District Court for the State of New Hampshire and each party waives objection to such jurisdiction and venue.

     EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Note in ___________________, ______________, the date first above written.


                                       EDUCATIONAL MEDICAL, INC.
                                       a Delaware corporation

                                       By:/s/ Vince Pisano
                                          ------------------------------
                                              Authorized Signatory


                                       NEW HAMPSHIRE ACQUISITION CORP.
                                       a Delaware corporation


                                       By:/s/ Vince Pisano
                                          ------------------------------
                                              Authorized Signatory


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